EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2019

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28

Glossary of Terms and Acronyms (a)

(a)	Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q19 Change
SELECTED INCOME STATEMENT DATA	1Q19		4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Reported Basis
Total net revenue	$29,123		$26,109	$27,260	$27,753	$27,907	12%	4%
Total noninterest expense	16,395		15,720	15,623	15,971	16,080	4	2
Pre-provision profit	12,728		10,389	11,637	11,782	11,827	23	8
Provision for credit losses	1,495		1,548	948	1,210	1,165	(3)	28
NET INCOME	9,179		7,066	8,380	8,316	8,712	30	5

Managed Basis (a)
Total net revenue	29,851		26,804	27,822	28,388	28,520	11	5
Total noninterest expense	16,395		15,720	15,623	15,971	16,080	4	2
Pre-provision profit	13,456		11,084	12,199	12,417	12,440	21	8
Provision for credit losses	1,495		1,548	948	1,210	1,165	(3)	28
NET INCOME	9,179		7,066	8,380	8,316	8,712	30	5

EARNINGS PER SHARE DATA
Net income: Basic	$2.65		$1.99	$2.35	$2.31	$2.38	33	11
Diluted	2.65		1.98	2.34	2.29	2.37	34	12
Average shares: Basic	3,298.0		3,335.8	3,376.1	3,415.2	3,458.3	(1)	(5)
Diluted	3,308.2		3,347.3	3,394.3	3,434.7	3,479.5	(1)	(5)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$328,387		$319,780	$375,239	$350,204	$374,423	3	(12)
Common shares at period-end	3,244.0		3,275.8	3,325.4	3,360.9	3,404.8	(1)	(5)
Book value per share	71.78		70.35	69.52	68.85	67.59	2	6
Tangible book value per share (“TBVPS”) (b)	57.62		56.33	55.68	55.14	54.05	2	7
Cash dividends declared per share	0.80		0.80	0.80	0.56	0.56	—	43

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	16%		12%	14%	14%	15%
Return on tangible common equity (“ROTCE”) (b)	19		14	17	17	19
Return on assets	1.39		1.06	1.28	1.28	1.37

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (d)	12.1%	(e)	12.0%	12.0%	12.0%	11.8%
Tier 1 capital ratio (d)	13.8	(e)	13.7	13.6	13.6	13.5
Total capital ratio (d)	15.7	(e)	15.5	15.4	15.5	15.3
Tier 1 leverage ratio (d)	8.1	(e)	8.1	8.2	8.2	8.2
Supplementary leverage ratio (“SLR”)	6.4	(e)	6.4	6.5	6.5	6.5

(a)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

(b)
TBVPS and ROTCE are each non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, refer to page 9. For a further discussion of these measures, refer to page 28.

(c)	Quarterly ratios are based upon annualized amounts.

(d)
The Basel III capital rules became fully phased-in (“FPI”) effective January 1, 2019. The capital adequacy of the Firm is now evaluated against the FPI measures under Basel III and represents the lower of the Standardized or Advanced approaches. During 2018 the required capital measures were subject to the transitional rules and as of December 31, 2018 and September 30, 2018, were the same on a FPI and on a transitional basis. For additional information on these measures, refer to Capital Risk Management on pages 85-94 of the 2018 Form 10-K.

(e)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,737,188	$2,622,532	$2,615,183	$2,590,050	$2,609,785	4%	5%
Loans:
Consumer, excluding credit card loans	363,914	373,732	376,062	374,697	373,395	(3)	(3)
Credit card loans	150,527	156,632	147,881	145,255	140,414	(4)	7
Wholesale loans	441,804	454,190	430,375	428,462	420,615	(3)	5
Total Loans	956,245	984,554	954,318	948,414	934,424	(3)	2
Core loans (a)	905,943	931,856	899,006	889,433	870,536	(3)	4
Core loans (average) (a)	916,567	907,271	894,279	877,640	861,089	1	6

Deposits:
U.S. offices:
Noninterest-bearing	363,332	369,505	374,603	385,741	397,856	(2)	(9)
Interest-bearing	851,963	831,085	814,988	819,454	825,223	3	3
Non-U.S. offices:
Noninterest-bearing	18,495	19,092	19,127	16,602	17,019	(3)	9
Interest-bearing	259,651	250,984	250,044	230,325	246,863	3	5
Total deposits	1,493,441	1,470,666	1,458,762	1,452,122	1,486,961	2	—

Long-term debt	290,893	282,031	270,124	273,114	274,449	3	6
Common stockholders’ equity	232,844	230,447	231,192	231,390	230,133	1	1
Total stockholders’ equity	259,837	256,515	258,956	257,458	256,201	1	1

Loans-to-deposits ratio	64%	67%	65%	65%	63%

Headcount	255,998	256,105	255,313	252,942	253,707	—	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$52	$51	$35	$35	$43	2	21

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$13,751	$13,695	$13,290	$12,497	$12,597	—	9
Corporate & Investment Bank	9,848	7,237	8,805	9,923	10,483	36	(6)
Commercial Banking	2,338	2,306	2,271	2,316	2,166	1	8
Asset & Wealth Management	3,489	3,439	3,559	3,572	3,506	1	—
Corporate	425	127	(103)	80	(232)	235	NM
TOTAL NET REVENUE	$29,851	$26,804	$27,822	$28,388	$28,520	11	5

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$3,963	$4,028	$4,086	$3,412	$3,326	(2)	19
Corporate & Investment Bank	3,251	1,975	2,626	3,198	3,974	65	(18)
Commercial Banking	1,053	1,036	1,089	1,087	1,025	2	3
Asset & Wealth Management	661	604	724	755	770	9	(14)
Corporate	251	(577)	(145)	(136)	(383)	NM	NM
NET INCOME	$9,179	$7,066	$8,380	$8,316	$8,712	30	5

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, refer to page 28.

(b)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q19 Change
REVENUE	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Investment banking fees	$1,840	$1,814	$1,832	$2,168	$1,736	1%	6%
Principal transactions	4,076	1,361	2,964	3,782	3,952	199	3
Lending- and deposit-related fees	1,482	1,538	1,542	1,495	1,477	(4)	—
Asset management, administration and commissions	4,114	4,195	4,310	4,304	4,309	(2)	(5)
Investment securities gains/(losses)	13	(24)	(46)	(80)	(245)	NM	NM
Mortgage fees and related income	396	203	262	324	465	95	(15)
Card income	1,274	1,366	1,328	1,020	1,275	(7)	—
Other income	1,475	1,302	1,160	1,255	1,626	13	(9)
Noninterest revenue	14,670	11,755	13,352	14,268	14,595	25	1
Interest income	21,894	21,038	19,840	18,869	17,695	4	24
Interest expense	7,441	6,684	5,932	5,384	4,383	11	70
Net interest income	14,453	14,354	13,908	13,485	13,312	1	9
TOTAL NET REVENUE	29,123	26,109	27,260	27,753	27,907	12	4

Provision for credit losses	1,495	1,548	948	1,210	1,165	(3)	28

NONINTEREST EXPENSE
Compensation expense	8,937	7,809	8,108	8,338	8,862	14	1
Occupancy expense	1,068	1,069	1,014	981	888	—	20
Technology, communications and equipment expense	2,364	2,361	2,219	2,168	2,054	—	15
Professional and outside services	2,039	2,169	2,086	2,126	2,121	(6)	(4)
Marketing	879	894	798	798	800	(2)	10
Other expense (a)	1,108	1,418	1,398	1,560	1,355	(22)	(18)
TOTAL NONINTEREST EXPENSE	16,395	15,720	15,623	15,971	16,080	4	2
Income before income tax expense	11,233	8,841	10,689	10,572	10,662	27	5
Income tax expense	2,054	1,775	2,309	2,256	1,950	16	5
NET INCOME	$9,179	$7,066	$8,380	$8,316	$8,712	30	5

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.65	$1.99	$2.35	$2.31	$2.38	33	11
Diluted earnings per share	2.65	1.98	2.34	2.29	2.37	34	12

FINANCIAL RATIOS
Return on common equity (b)	16%	12%	14%	14%	15%
Return on tangible common equity (b)(c)	19	14	17	17	19
Return on assets (b)	1.39	1.06	1.28	1.28	1.37
Effective income tax rate	18.3	20.1	21.6	21.3	18.3
Overhead ratio	56	60	57	58	58

(a)
Included Firmwide legal expense/(benefit) of $(81) million, $(18) million, $20 million, $0 million and $70 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, refer to page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Mar 31, 2019
								Change
	Mar 31,		Dec 31,	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2019		2018	2018		2018	2018	2018	2018
ASSETS
Cash and due from banks	$21,946		$22,324	$23,225		$23,680	$24,834	(2)%	(12)%
Deposits with banks	280,658		256,469	395,872		381,500	389,978	9	(28)
Federal funds sold and securities purchased under
resale agreements	299,140		321,588	217,632		226,505	247,608	(7)	21
Securities borrowed	123,186		111,995	122,434		108,246	116,132	10	6
Trading assets:
Debt and equity instruments	483,069		359,501	359,765		360,289	355,368	34	36
Derivative receivables	50,333		54,213	60,062		58,510	56,914	(7)	(12)
Investment securities	267,365		261,828	231,398		233,015	238,188	2	12
Loans	956,245		984,554	954,318		948,414	934,424	(3)	2
Less: Allowance for loan losses	13,533		13,445	13,128		13,250	13,375	1	1
Loans, net of allowance for loan losses	942,712		971,109	941,190		935,164	921,049	(3)	2
Accrued interest and accounts receivable	72,240		73,200	78,792		75,669	72,659	(1)	(1)
Premises and equipment	24,160	(a)	14,934	14,180		14,132	14,382	62	68
Goodwill, MSRs and other intangible assets	54,168		54,349	54,697		54,535	54,533	—	(1)
Other assets	118,211		121,022	115,936		118,805	118,140	(2)	—
TOTAL ASSETS	$2,737,188		$2,622,532	$2,615,183		$2,590,050	$2,609,785	4	5

LIABILITIES
Deposits	$1,493,441		$1,470,666	$1,458,762		$1,452,122	$1,486,961	2	—
Federal funds purchased and securities loaned or sold
under repurchase agreements	222,677		182,320	181,608		175,293	179,091	22	24
Short-term borrowings	71,305		69,276	64,635		63,918	62,667	3	14
Trading liabilities:
Debt and equity instruments	117,904		103,004	109,457		107,327	99,588	14	18
Derivative payables	39,003		41,769	41,693		42,511	36,949	(7)	6
Accounts payable and other liabilities	216,173	(a)	196,710	209,707		196,984	192,295	10	12
Beneficial interests issued by consolidated VIEs	25,955		20,241	20,241		21,323	21,584	28	20
Long-term debt	290,893		282,031	270,124		273,114	274,449	3	6
TOTAL LIABILITIES	2,477,351		2,366,017	2,356,227		2,332,592	2,353,584	5	5

STOCKHOLDERS’ EQUITY
Preferred stock	26,993		26,068	27,764	(b)	26,068	26,068	4	4
Common stock	4,105		4,105	4,105		4,105	4,105	—	—
Additional paid-in capital	88,170		89,162	89,333		89,392	89,211	(1)	(1)
Retained earnings	205,437		199,202	195,180		189,881	183,855	3	12
Accumulated other comprehensive income/(loss)	(558)		(1,507)	(2,425)		(1,138)	(1,063)	63	48
Shares held in RSU Trust, at cost	(21)		(21)	(21)		(21)	(21)	—	—
Treasury stock, at cost	(64,289)		(60,494)	(54,980)		(50,829)	(45,954)	(6)	(40)
TOTAL STOCKHOLDERS’ EQUITY	259,837		256,515	258,956		257,458	256,201	1	1
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,737,188		$2,622,532	$2,615,183		$2,590,050	$2,609,785	4	5

(a)
Effective January 1, 2019, the Firm adopted new accounting guidance that requires lessees to recognize on the Consolidated balance sheets all leases with lease terms greater than twelve months as a lease liability with a corresponding right-of-use (“ROU”) asset. Accordingly, the Firm recognized operating lease liabilities in Accounts payable and other liabilities and ROU assets in Premises and equipment of $8.2 billion and $8.1 billion, respectively, predominantly in Corporate and CCB.

(b)	Included $1.7 billion, which was redeemed on October 30, 2018, as previously announced on September 17, 2018.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q19 Change
AVERAGE BALANCES	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
ASSETS
Deposits with banks	$290,281	$364,332	$408,595	$425,942	$423,807	(20)%	(32)%
Federal funds sold and securities purchased under
resale agreements	288,478	256,258	208,439	205,001	198,362	13	45
Securities borrowed	123,467	120,930	117,057	112,464	109,733	2	13
Trading assets - debt instruments	336,750	273,454	258,027	256,526	256,040	23	32
Investment securities	259,400	245,020	229,987	232,007	239,754	6	8
Loans	968,019	961,138	951,724	939,675	926,548	1	4
All other interest-earning assets (a)	46,708	49,038	46,429	50,662	49,169	(5)	(5)
Total interest-earning assets	2,313,103	2,270,170	2,220,258	2,222,277	2,203,413	2	5
Trading assets - equity instruments	94,389	84,934	102,962	112,142	107,688	11	(12)
Trading assets - derivative receivables	52,522	59,386	62,075	60,978	60,492	(12)	(13)
All other noninterest-earning assets	224,700	222,015	214,326	217,572	214,450	1	5
TOTAL ASSETS	$2,684,714	$2,636,505	$2,599,621	$2,612,969	$2,586,043	2	4
LIABILITIES
Interest-bearing deposits	$1,104,032	$1,078,959	$1,057,262	$1,059,357	$1,046,521	2	5
Federal funds purchased and securities loaned or
sold under repurchase agreements	209,065	184,684	184,377	192,136	196,112	13	7
Short-term borrowings (b)	74,562	72,967	61,042	62,339	57,603	2	29
Trading liabilities - debt and other interest-bearing liabilities (c)	183,702	183,069	177,091	180,879	171,488	—	7
Beneficial interests issued by consolidated VIEs	22,829	19,982	19,921	20,906	23,561	14	(3)
Long-term debt	285,925	275,072	275,979	275,645	279,005	4	2
Total interest-bearing liabilities	1,880,115	1,814,733	1,775,672	1,791,262	1,774,290	4	6
Noninterest-bearing deposits	375,710	387,334	395,600	401,138	399,487	(3)	(6)
Trading liabilities - equity instruments	34,510	37,527	36,309	34,593	28,631	(8)	21
Trading liabilities - derivative payables	39,567	43,538	44,810	42,168	41,745	(9)	(5)
All other noninterest-bearing liabilities	97,635	96,875	90,539	88,839	88,207	1	11
TOTAL LIABILITIES	2,427,537	2,380,007	2,342,930	2,358,000	2,332,360	2	4
Preferred stock	27,126	26,602	26,252	26,068	26,068	2	4
Common stockholders’ equity	230,051	229,896	230,439	228,901	227,615	—	1
TOTAL STOCKHOLDERS’ EQUITY	257,177	256,498	256,691	254,969	253,683	—	1
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,684,714	$2,636,505	$2,599,621	$2,612,969	$2,586,043	2	4

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	1.64%	1.59%	1.54%	1.45%	1.26%
Federal funds sold and securities purchased under
resale agreements	2.32	2.06	1.81	1.58	1.49
Securities borrowed	1.17	1.04	0.68	0.53	0.23
Trading assets - debt instruments	3.35	3.41	3.34	3.33	3.35
Investment securities	3.37	3.32	3.26	3.24	3.08
Loans	5.41	5.26	5.11	4.99	4.87
All other interest-earning assets (a)	8.72	7.63	8.07	6.72	5.61
Total interest-earning assets	3.86	3.70	3.57	3.43	3.29

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.80	0.72	0.61	0.51	0.41
Federal funds purchased and securities loaned or
sold under repurchase agreements	2.15	1.94	1.78	1.58	1.20
Short-term borrowings (b)	2.33	2.11	1.87	1.67	1.47
Trading liabilities - debt and other interest-bearing liabilities (c)	2.70	2.49	2.28	2.00	1.56
Beneficial interests issued by consolidated VIEs	2.66	2.53	2.41	2.33	2.11
Long-term debt	3.32	3.12	2.96	2.91	2.55
Total interest-bearing liabilities	1.61	1.46	1.33	1.21	1.00

INTEREST RATE SPREAD	2.25%	2.24%	2.24%	2.22%	2.29%
NET YIELD ON INTEREST-EARNING ASSETS	2.56%	2.54%	2.51%	2.46%	2.48%
Memo: Net yield on interest-earning assets excluding CIB Markets (e)	3.43%	3.35%	3.30%	3.21%	3.13%

(a)
Includes held-for-investment margin loans, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(b)	Includes commercial paper.

(c)	Other interest-bearing liabilities include brokerage customer payables.

(d)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(e)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. For further discussion of the net yield on interest-earning assets excluding CIB Markets, refer to page 28.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
OTHER INCOME
Other income - reported	$1,475	$1,302	$1,160	$1,255	$1,626	13%	(9)%
Fully taxable-equivalent adjustments (a)	585	540	408	474	455	8	29
Other income - managed	$2,060	$1,842	$1,568	$1,729	$2,081	12	(1)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,670	$11,755	$13,352	$14,268	$14,595	25	1
Fully taxable-equivalent adjustments (a)	585	540	408	474	455	8	29
Total noninterest revenue - managed	$15,255	$12,295	$13,760	$14,742	$15,050	24	1

NET INTEREST INCOME
Net interest income - reported	$14,453	$14,354	$13,908	$13,485	$13,312	1	9
Fully taxable-equivalent adjustments (a)	143	155	154	161	158	(8)	(9)
Net interest income - managed	$14,596	$14,509	$14,062	$13,646	$13,470	1	8

TOTAL NET REVENUE
Total net revenue - reported	$29,123	$26,109	$27,260	$27,753	$27,907	12	4
Fully taxable-equivalent adjustments (a)	728	695	562	635	613	5	19
Total net revenue - managed	$29,851	$26,804	$27,822	$28,388	$28,520	11	5

PRE-PROVISION PROFIT
Pre-provision profit - reported	$12,728	$10,389	$11,637	$11,782	$11,827	23	8
Fully taxable-equivalent adjustments (a)	728	695	562	635	613	5	19
Pre-provision profit - managed	$13,456	$11,084	$12,199	$12,417	$12,440	21	8

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$11,233	$8,841	$10,689	$10,572	$10,662	27	5
Fully taxable-equivalent adjustments (a)	728	695	562	635	613	5	19
Income before income tax expense - managed	$11,961	$9,536	$11,251	$11,207	$11,275	25	6

INCOME TAX EXPENSE
Income tax expense - reported	$2,054	$1,775	$2,309	$2,256	$1,950	16	5
Fully taxable-equivalent adjustments (a)	728	695	562	635	613	5	19
Income tax expense - managed	$2,782	$2,470	$2,871	$2,891	$2,563	13	9

OVERHEAD RATIO
Overhead ratio - reported	56%	60%	57%	58%	58%
Overhead ratio - managed	55	59	56	56	56

(a) Predominantly recognized in the Corporate & Investment Bank (“CIB”) and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$13,751	$13,695	$13,290	$12,497	$12,597	—%	9%
Corporate & Investment Bank	9,848	7,237	8,805	9,923	10,483	36	(6)
Commercial Banking	2,338	2,306	2,271	2,316	2,166	1	8
Asset & Wealth Management	3,489	3,439	3,559	3,572	3,506	1	—
Corporate	425	127	(103)	80	(232)	235	NM
TOTAL NET REVENUE	$29,851	$26,804	$27,822	$28,388	$28,520	11	5

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,211	$7,065	$6,982	$6,879	$6,909	2	4
Corporate & Investment Bank	5,453	4,681	5,175	5,403	5,659	16	(4)
Commercial Banking	873	845	853	844	844	3	3
Asset & Wealth Management	2,647	2,621	2,585	2,566	2,581	1	3
Corporate	211	508	28	279	87	(58)	143
TOTAL NONINTEREST EXPENSE	$16,395	$15,720	$15,623	$15,971	$16,080	4	2

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,540	$6,630	$6,308	$5,618	$5,688	(1)	15
Corporate & Investment Bank	4,395	2,556	3,630	4,520	4,824	72	(9)
Commercial Banking	1,465	1,461	1,418	1,472	1,322	—	11
Asset & Wealth Management	842	818	974	1,006	925	3	(9)
Corporate	214	(381)	(131)	(199)	(319)	NM	NM
PRE-PROVISION PROFIT	$13,456	$11,084	$12,199	$12,417	$12,440	21	8

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,314	$1,348	$980	$1,108	$1,317	(3)	—
Corporate & Investment Bank	87	82	(42)	58	(158)	6	NM
Commercial Banking	90	106	(15)	43	(5)	(15)	NM
Asset & Wealth Management	2	13	23	2	15	(85)	(87)
Corporate	2	(1)	2	(1)	(4)	NM	NM
PROVISION FOR CREDIT LOSSES	$1,495	$1,548	$948	$1,210	$1,165	(3)	28

NET INCOME/(LOSS)
Consumer & Community Banking	$3,963	$4,028	$4,086	$3,412	$3,326	(2)	19
Corporate & Investment Bank	3,251	1,975	2,626	3,198	3,974	65	(18)
Commercial Banking	1,053	1,036	1,089	1,087	1,025	2	3
Asset & Wealth Management	661	604	724	755	770	9	(14)
Corporate	251	(577)	(145)	(136)	(383)	NM	NM
TOTAL NET INCOME	$9,179	$7,066	$8,380	$8,316	$8,712	30	5

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2019
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2019		2018	2018	2018	2018	2018	2018
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$186,105	(e)	$183,474	$184,972	$184,708	$183,655	1%	1%
Tier 1 capital	212,633	(e)	209,093	210,589	210,321	209,296	2	2
Total capital	241,460	(e)	237,511	238,303	238,630	238,326	2	1
Risk-weighted assets	1,542,681	(e)	1,528,916	1,545,326	1,543,370	1,552,952	1	(1)
CET1 capital ratio	12.1%	(e)	12.0%	12.0%	12.0%	11.8%
Tier 1 capital ratio	13.8	(e)	13.7	13.6	13.6	13.5
Total capital ratio	15.7	(e)	15.5	15.4	15.5	15.3

Advanced
CET1 capital	$186,105	(e)	$183,474	$184,972	$184,708	$183,655	1	1
Tier 1 capital	212,633	(e)	209,093	210,589	210,321	209,296	2	2
Total capital	231,072	(e)	227,435	228,574	229,027	228,320	2	1
Risk-weighted assets	1,433,848	(e)	1,421,205	1,438,529	1,438,747	1,466,095	1	(2)
CET1 capital ratio	13.0%	(e)	12.9%	12.9%	12.8%	12.5%
Tier 1 capital ratio	14.8	(e)	14.7	14.6	14.6	14.3
Total capital ratio	16.1	(e)	16.0	15.9	15.9	15.6

Leverage-based capital metrics
Adjusted average assets (b)	$2,637,730	(e)	$2,589,887	$2,552,612	$2,566,013	$2,539,183	2	4
Tier 1 leverage ratio	8.1%	(e)	8.1%	8.2%	8.2%	8.2%

Total leverage exposure	3,309,886	(e)	3,269,988	3,235,518	3,255,296	3,234,103	1	2
SLR	6.4%	(e)	6.4%	6.5%	6.5%	6.5%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$232,844		$230,447	$231,192	$231,390	$230,133	1	1
Less: Goodwill	47,474		47,471	47,483	47,488	47,499	—	—
Less: Other intangible assets	737		748	781	806	832	(1)	(11)
Add: Deferred tax liabilities (d)	2,293		2,280	2,239	2,227	2,216	1	3
Total tangible common equity	$186,926		$184,508	$185,167	$185,323	$184,018	1	2

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$230,051		$229,896	$230,439	$228,901	$227,615	—	1
Less: Goodwill	47,475		47,478	47,490	47,494	47,504	—	—
Less: Other intangible assets	744		765	795	822	845	(3)	(12)
Add: Deferred tax liabilities (d)	2,287		2,260	2,233	2,221	2,210	1	3
Total tangible common equity	$184,119		$183,913	$184,387	$182,806	$181,476	—	1

INTANGIBLE ASSETS (period-end)
Goodwill	$47,474		$47,471	$47,483	$47,488	$47,499	—	—
Mortgage servicing rights	5,957		6,130	6,433	6,241	6,202	(3)	(4)
Other intangible assets	737		748	781	806	832	(1)	(11)
Total intangible assets	$54,168		$54,349	$54,697	$54,535	$54,533	—	(1)

(a)
The Basel III capital rules became fully phased-in (“FPI”) effective January 1, 2019. The capital adequacy of the Firm is now evaluated against the FPI measures under Basel III and represents the lower of the Standardized or Advanced approach. During 2018 the required capital measures were subject to the transitional rules and as of December 31, 2018 and September 30, 2018, were the same on a FPI and on a transitional basis. For additional information on these measures, refer to Capital Risk Management on pages 85-94 of the 2018 Form 10-K.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)	For further discussion of TCE, refer to page 28.

(d)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
EARNINGS PER SHARE
Basic earnings per share
Net income	$9,179	$7,066	$8,380	$8,316	$8,712	30%	5%
Less: Preferred stock dividends	374	384	379	379	409	(3)	(9)
Net income applicable to common equity	8,805	6,682	8,001	7,937	8,303	32	6
Less: Dividends and undistributed earnings allocated to
participating securities	52	41	53	57	65	27	(20)
Net income applicable to common stockholders	$8,753	$6,641	$7,948	$7,880	$8,238	32	6

Total weighted-average basic shares outstanding	3,298.0	3,335.8	3,376.1	3,415.2	3,458.3	(1)	(5)
Net income per share	$2.65	$1.99	$2.35	$2.31	$2.38	33	11

Diluted earnings per share
Net income applicable to common stockholders	$8,753	$6,641	$7,948	$7,880	$8,238	32	6
Total weighted-average basic shares outstanding	3,298.0	3,335.8	3,376.1	3,415.2	3,458.3	(1)	(5)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	10.2	11.5	18.2	19.5	21.2	(11)	(52)
Total weighted-average diluted shares outstanding	3,308.2	3,347.3	3,394.3	3,434.7	3,479.5	(1)	(5)
Net income per share	$2.65	$1.98	$2.34	$2.29	$2.37	34	12

COMMON DIVIDENDS
Cash dividends declared per share	$0.80	$0.80	$0.80	$0.56	$0.56	—	43
Dividend payout ratio	30%	40%	34%	24%	23%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	49.5	55.5	39.3	45.3	41.4	(11)	20
Average price paid per share of common stock	$102.78	$106.80	$112.41	$109.67	$112.78	(4)	(9)
Aggregate repurchases of common equity	5,091	5,928	4,416	4,968	4,671	(14)	9

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	17.7	1.2	1.0	0.6	19.8	NM	(11)
Net impact of employee issuances on stockholders’ equity (b)	$348	$240	$244	$272	$(69)	45	NM

(a)	On June 28, 2018, the Firm announced that it is authorized to repurchase up to $20.7 billion of common equity between July 1, 2018 and June 30, 2019, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$873	$956	$936	$875	$857	(9)%	2%
Asset management, administration and commissions	618	610	626	591	575	1	7
Mortgage fees and related income	396	203	260	324	465	95	(15)
Card income	1,168	1,255	1,219	910	1,170	(7)	—
All other income	1,278	1,173	1,135	1,048	1,072	9	19
Noninterest revenue	4,333	4,197	4,176	3,748	4,139	3	5
Net interest income	9,418	9,498	9,114	8,749	8,458	(1)	11
TOTAL NET REVENUE	13,751	13,695	13,290	12,497	12,597	—	9

Provision for credit losses	1,314	1,348	980	1,108	1,317	(3)	—

NONINTEREST EXPENSE
Compensation expense	2,708	2,618	2,635	2,621	2,660	3	2
Noncompensation expense (a)	4,503	4,447	4,347	4,258	4,249	1	6
TOTAL NONINTEREST EXPENSE	7,211	7,065	6,982	6,879	6,909	2	4

Income before income tax expense	5,226	5,282	5,328	4,510	4,371	(1)	20
Income tax expense	1,263	1,254	1,242	1,098	1,045	1	21
NET INCOME	$3,963	$4,028	$4,086	$3,412	$3,326	(2)	19

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,568	$6,567	$6,385	$6,131	$5,722	—	15
Home Lending	1,346	1,322	1,306	1,347	1,509	2	(11)
Card, Merchant Services & Auto	5,837	5,806	5,599	5,019	5,366	1	9

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	200	(28)	108	93	95	NM	111
Net mortgage servicing revenue (b)	196	231	152	231	370	(15)	(47)
Mortgage fees and related income	$396	$203	$260	$324	$465	95	(15)

FINANCIAL RATIOS
ROE	30%	30%	31%	26%	25%
Overhead ratio	52	52	53	55	55

(a)
Included operating lease depreciation expense of $969 million, $927 million, $862 million, $827 million and $777 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(b)
Included MSR risk management results of $(9) million, $(17) million, $(88) million, $(23) million and $17 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$552,486	$557,441	$560,432	$552,674	$540,659	(1)%	2%

Loans:
Consumer & Business Banking	26,492	26,612	26,451	26,272	25,856	—	2
Home equity	34,417	36,013	37,461	39,033	40,777	(4)	(16)
Residential mortgage	196,182	203,859	205,389	202,205	199,548	(4)	(2)
Home Lending	230,599	239,872	242,850	241,238	240,325	(4)	(4)
Card	150,527	156,632	147,881	145,255	140,414	(4)	7
Auto	62,786	63,573	63,619	65,014	66,042	(1)	(5)
Total loans	470,404	486,689	480,801	477,779	472,637	(3)	—
Core loans	420,417	434,466	425,917	419,295	409,296	(3)	3

Deposits	702,587	678,854	677,260	679,154	685,170	3	3
Equity	52,000	51,000	51,000	51,000	51,000	2	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$553,832	$554,600	$551,080	$544,642	$538,938	—	3

Loans:
Consumer & Business Banking	26,488	26,474	26,351	26,110	25,845	—	2
Home equity	35,224	36,703	38,211	39,898	41,786	(4)	(16)
Residential mortgage	203,725	205,471	204,689	201,587	198,653	(1)	3
Home Lending	238,949	242,174	242,900	241,485	240,439	(1)	(1)
Card	151,134	150,594	146,272	142,724	142,927	—	6
Auto	62,763	63,426	64,060	65,383	65,863	(1)	(5)
Total loans	479,334	482,668	479,583	475,702	475,074	(1)	1
Core loans	428,215	429,167	422,582	414,120	410,147	—	4

Deposits	681,013	673,782	674,211	673,761	659,599	1	3
Equity	52,000	51,000	51,000	51,000	51,000	2	2

Headcount (a)	128,419	129,518	129,891	131,945	133,408	(1)	(4)

(a)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,265	$3,339	$3,520	$3,854	$4,104	(2)%	(20)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	59	65	68	50	53	(9)	11
Home equity	—	(4)	(12)	(7)	16	NM	NM
Residential mortgage	(5)	(35)	(105)	(149)	2	86	NM
Home Lending	(5)	(39)	(117)	(156)	18	87	NM
Card	1,202	1,111	1,073	1,164	1,170	8	3
Auto	58	61	56	50	76	(5)	(24)
Total net charge-offs/(recoveries)	$1,314	$1,198	$1,080	$1,108	$1,317	10	—
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.90%	0.97%	1.02%	0.77%	0.83%
Home equity (d)	—	(0.06)	(0.17)	(0.09)	0.21
Residential mortgage (d)	(0.01)	(0.07)	(0.22)	(0.33)	—
Home Lending (d)	(0.01)	(0.07)	(0.21)	(0.29)	0.03
Card	3.23	2.93	2.91	3.27	3.32
Auto	0.37	0.38	0.35	0.31	0.47
Total net charge-off/(recovery) rate (d)	1.17	1.04	0.95	1.00	1.20

30+ day delinquency rate
Home Lending (e)(f)	0.77%	0.77%	0.81%	0.86%	0.98%
Card	1.85	1.83	1.75	1.65	1.82
Auto	0.63	0.93	0.82	0.77	0.71
90+ day delinquency rate - Card	0.97	0.92	0.85	0.85	0.95

Allowance for loan losses
Consumer & Business Banking	$796	$796	$796	$796	$796	—	—
Home Lending, excluding PCI loans	1,003	1,003	1,003	1,003	1,003	—	—
Home Lending - PCI loans (c)	1,738	1,788	1,824	2,132	2,205	(3)	(21)
Card	5,183	5,184	5,034	4,884	4,884	—	6
Auto	465	464	464	464	464	—	—
Total allowance for loan losses (c)	$9,185	$9,235	$9,121	$9,279	$9,352	(1)	(2)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $2.2 billion, $2.6 billion, $2.9 billion, $3.3 billion and $4.0 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, excluded write-offs in the PCI portfolio of $50 million, $36 million, $58 million, $73 million and $20 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, refer to Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of –%, (0.04)%, (0.12)%, (0.07)% and 0.16%, respectively; (2) residential mortgage of (0.01)%, (0.07)%, (0.20)%, (0.30)% and –%, respectively; (3) Home Lending of (0.01)%, (0.06)%, (0.19)%, (0.26)% and 0.03%, respectively; and (4) total CCB of 1.11%, 0.99%, 0.89%, 0.93% and 1.12%, respectively.

(e)
At March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, excluded mortgage loans insured by U.S. government agencies of $3.2 billion, $4.1 billion, $4.5 billion, $5.0 billion and $5.7 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 8.90%, 9.16%, 9.39%, 9.40% and 9.49% at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
											1Q19 Change
	1Q19		4Q18		3Q18		2Q18		1Q18		4Q18	1Q18
BUSINESS METRICS
Number of:
Branches	5,028		5,036		5,066		5,091		5,106		—%	(2)%
Active digital customers (in thousands) (a)	50,651		49,254		48,664		47,952		47,911		3	6
Active mobile customers (in thousands) (b)	34,371		33,260		32,538		31,651		30,924		3	11

Debit and credit card sales volume (in billions)	$255.1		$270.5		$259.0		$255.0		$232.4		(6)	10

Consumer & Business Banking
Average deposits	$668,526		$660,279		$659,513		$659,772		$646,400		1	3
Deposit margin	2.62%		2.55%		2.43%		2.36%		2.20%
Business banking origination volume	$1,480		$1,477		$1,629		$1,921		$1,656		—	(11)
Client investment assets	312,310		282,463		298,405		283,731		276,183		11	13

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$7.9		$9.0		$10.6		$10.4		$8.3		(12)	(5)
Correspondent	7.1		8.2		11.9		11.1		9.9		(13)	(28)
Total mortgage origination volume (c)	$15.0		$17.2		$22.5		$21.5		$18.2		(13)	(18)
Total loans serviced (period-end)	$791.5		$789.8		$798.6		$802.6		$804.9		—	(2)
Third-party mortgage loans serviced (period-end)	529.6		519.6		526.5		533.0		539.0		2	(2)
MSR carrying value (period-end)	6.0		6.1		6.4		6.2		6.2		(2)	(3)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	1.13%		1.17%		1.22%		1.16%		1.15%
MSR revenue multiple (d)	3.32	x	3.34	x	3.49	x	3.31	x	3.19	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$172.5		$185.3		$176.0		$174.0		$157.1		(7)	10

Card Services
Net revenue rate	11.63%		11.57%		11.50%		10.38%		11.61%

Merchant Services
Merchant processing volume (in billions)	$356.5		$375.2		$343.8		$330.8		$316.3		(5)	13

Auto
Loan and lease origination volume (in billions)	$7.9		$7.0		$8.1		$8.3		$8.4		13	(6)
Average auto operating lease assets	20,831		20,041		19,176		18,407		17,582		4	18

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $16.4 billion, $18.7 billion, $24.5 billion, $23.7 billion and $20.0 billion for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
							1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18		4Q18	1Q18
INCOME STATEMENT
REVENUE
Investment banking fees	$1,844	$1,815	$1,823	$2,139	$1,696		2%	9%
Principal transactions	4,163	1,485	3,091	3,666	4,029		180	3
Lending- and deposit-related fees	361	361	373	382	381		—	(5)
Asset management, administration and commissions	1,101	1,072	1,130	1,155	1,131		3	(3)
All other income	194	281	88	190	680	(c)	(31)	(71)
Noninterest revenue	7,663	5,014	6,505	7,532	7,917		53	(3)
Net interest income	2,185	2,223	2,300	2,391	2,566		(2)	(15)
TOTAL NET REVENUE (a)	9,848	7,237	8,805	9,923	10,483		36	(6)

Provision for credit losses	87	82	(42)	58	(158)		6	NM

NONINTEREST EXPENSE
Compensation expense	2,949	2,057	2,402	2,720	3,036		43	(3)
Noncompensation expense	2,504	2,624	2,773	2,683	2,623		(5)	(5)
TOTAL NONINTEREST EXPENSE	5,453	4,681	5,175	5,403	5,659		16	(4)

Income before income tax expense	4,308	2,474	3,672	4,462	4,982		74	(14)
Income tax expense	1,057	499	1,046	1,264	1,008		112	5
NET INCOME	$3,251	$1,975	$2,626	$3,198	$3,974		65	(18)

FINANCIAL RATIOS
ROE	16%	10%	14%	17%	22%
Overhead ratio	55	65	59	54	54
Compensation expense as percentage of total net revenue	30	28	27	27	29

REVENUE BY BUSINESS
Investment Banking	$1,745	$1,720	$1,731	$1,949	$1,587		1	10
Treasury Services	1,147	1,217	1,183	1,181	1,116		(6)	3
Lending	340	344	331	321	302		(1)	13
Total Banking	3,232	3,281	3,245	3,451	3,005		(1)	8
Fixed Income Markets	3,725	1,856	2,844	3,453	4,553		101	(18)
Equity Markets	1,741	1,317	1,595	1,959	2,017		32	(14)
Securities Services	1,014	1,026	1,057	1,103	1,059		(1)	(4)
Credit Adjustments & Other (b)	136	(243)	64	(43)	(151)		NM	NM
Total Markets & Investor Services	6,616	3,956	5,560	6,472	7,478	(c)	67	(12)
TOTAL NET REVENUE	$9,848	$7,237	$8,805	$9,923	$10,483		36	(6)

(a)
Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $539 million, $465 million, $354 million, $428 million and $405 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

(c)
The three months ended March 31, 2018 included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance for certain equity investments previously held at cost.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
SELECTED BALANCE SHEET DATA (period-end)
Assets	$1,006,111	$903,051	$928,148	$908,954	$909,845	11%	11%
Loans:
Loans retained (a)	127,086	129,389	117,084	116,645	112,626	(2)	13
Loans held-for-sale and loans at fair value	7,783	13,050	6,133	6,254	6,122	(40)	27
Total loans	134,869	142,439	123,217	122,899	118,748	(5)	14
Core loans	134,692	142,122	122,953	122,574	118,434	(5)	14

Equity	80,000	70,000	70,000	70,000	70,000	14	14

SELECTED BALANCE SHEET DATA (average)
Assets	$959,842	$918,643	$924,909	$937,217	$910,146	4	5
Trading assets - debt and equity instruments	381,312	334,033	349,390	358,611	354,869	14	7
Trading assets - derivative receivables	50,609	59,393	62,025	60,623	60,161	(15)	(16)
Loans:
Loans retained (a)	126,990	118,857	115,390	113,950	109,355	7	16
Loans held-for-sale and loans at fair value	8,615	6,852	7,328	5,961	5,480	26	57
Total loans	135,605	125,709	122,718	119,911	114,835	8	18
Core loans	135,420	125,505	122,442	119,637	114,514	8	18

Equity	80,000	70,000	70,000	70,000	70,000	14	14

Headcount (b)	54,697	54,480	54,052	51,400	51,291	—	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$30	$(1)	$(40)	$114	$20	NM	50
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	812	443	318	352	668	83	22
Nonaccrual loans held-for-sale and loans at fair value	313	220	9	175	29	42	NM
Total nonaccrual loans	1,125	663	327	527	697	70	61

Derivative receivables	44	60	90	112	132	(27)	(67)
Assets acquired in loan satisfactions	58	57	61	104	91	2	(36)
Total nonperforming assets	1,227	780	478	743	920	57	33
Allowance for credit losses:
Allowance for loan losses	1,252	1,199	1,068	1,043	1,128	4	11
Allowance for lending-related commitments	758	754	802	828	800	1	(5)
Total allowance for credit losses	2,010	1,953	1,870	1,871	1,928	3	4

Net charge-off/(recovery) rate (a)(d)	0.10%	—%	(0.14)%	0.40%	0.07%
Allowance for loan losses to period-end loans retained (a)	0.99	0.93	0.91	0.89	1.00
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (e)	1.34	1.24	1.27	1.27	1.46
Allowance for loan losses to nonaccrual loans retained (a)(c)	154	271	336	296	169
Nonaccrual loans to total period-end loans	0.83	0.47	0.27	0.43	0.59

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business.

(c)
Allowance for loan losses of $252 million, $174 million, $145 million, $141 million and $298 million were held against nonaccrual loans at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(e)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
BUSINESS METRICS
Advisory	$644	$727	$581	$626	$575	(11)%	12%
Equity underwriting	265	348	420	570	346	(24)	(23)
Debt underwriting	935	740	822	943	775	26	21
Total investment banking fees	$1,844	$1,815	$1,823	$2,139	$1,696	2	9

Assets under custody (“AUC”) (period-end) (in billions)	$24,716	$23,217	$24,403	$24,184	$24,026	6	3

Client deposits and other third-party liabilities (average) (a)	444,055	445,642	434,847	433,646	423,301	—	5

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$44	$37	$30	$31	$34	19	29
Foreign exchange	9	6	5	6	9	50	—
Equities	16	20	16	15	17	(20)	(6)
Commodities and other	10	11	9	7	5	(9)	100
Diversification benefit to CIB trading VaR (c)	(32)	(25)	(27)	(27)	(25)	(28)	(28)
CIB trading VaR (b)	47	49	33	32	40	(4)	18
Credit portfolio VaR (d)	5	4	3	4	3	25	67
Diversification benefit to CIB VaR (c)	(4)	(4)	(3)	(3)	(3)	—	(33)
CIB VaR	$48	$49	$33	$33	$40	(2)	20

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, refer to VaR measurement on pages 126–128 of the 2018 Form 10-K.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$227	$204	$216	$224	$226	11%	—%
All other income (a)	431	381	360	409	323	13	33
Noninterest revenue	658	585	576	633	549	12	20
Net interest income	1,680	1,721	1,695	1,683	1,617	(2)	4
TOTAL NET REVENUE (b)	2,338	2,306	2,271	2,316	2,166	1	8

Provision for credit losses	90	106	(15)	43	(5)	(15)	NM

NONINTEREST EXPENSE
Compensation expense	449	426	432	415	421	5	7
Noncompensation expense	424	419	421	429	423	1	—
TOTAL NONINTEREST EXPENSE	873	845	853	844	844	3	3

Income before income tax expense	1,375	1,355	1,433	1,429	1,327	1	4
Income tax expense	322	319	344	342	302	1	7
NET INCOME	$1,053	$1,036	$1,089	$1,087	$1,025	2	3

Revenue by product
Lending	$1,012	$997	$1,027	$1,026	$999	2	1
Treasury services	1,029	1,055	1,021	1,026	972	(2)	6
Investment banking (c)	289	208	206	254	184	39	57
Other	8	46	17	10	11	(83)	(27)
Total Commercial Banking net revenue (b)	$2,338	$2,306	$2,271	$2,316	$2,166	1	8

Investment banking revenue, gross (d)	$818	$602	$581	$739	$569	36	44

Revenue by client segment
Middle Market Banking	$951	$959	$935	$919	$895	(1)	6
Corporate Client Banking	816	741	749	807	687	10	19
Commercial Real Estate Banking (e)	547	568	562	559	560	(4)	(2)
Other (e)	24	38	25	31	24	(37)	—
Total Commercial Banking net revenue (b)	$2,338	$2,306	$2,271	$2,316	$2,166	1	8

FINANCIAL RATIOS
ROE	19%	20%	21%	21%	20%
Overhead ratio	37	37	38	36	39

(a)	Includes revenue from investment banking products, commercial card transactions and asset management fees. The prior period amounts have been revised to conform with the current period presentation.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $94 million, $128 million, $107 million, $106 million and $103 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(c)	Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.

(d)	For discussion of revenue sharing, refer to page 60 of the 2018 Form 10-K.

(e)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$216,111	$220,229	$217,194	$220,232	$220,880	(2)%	(2)%
Loans:
Loans retained	204,927	204,219	205,177	205,834	202,812	—	1
Loans held-for-sale and loans at fair value	410	1,978	405	1,576	2,473	(79)	(83)
Total loans	$205,337	$206,197	$205,582	$207,410	$205,285	—	—
Core loans	205,199	206,039	205,418	207,238	205,087	—	—
Equity	22,000	20,000	20,000	20,000	20,000	10	10

Period-end loans by client segment
Middle Market Banking	$56,846	$56,656	$57,324	$58,301	$57,835	—	(2)
Corporate Client Banking	46,897	48,343	46,890	48,885	47,562	(3)	(1)
Commercial Real Estate Banking (a)	100,622	100,088	100,072	98,808	98,395	1	2
Other (a)	972	1,110	1,296	1,416	1,493	(12)	(35)
Total Commercial Banking loans	$205,337	$206,197	$205,582	$207,410	$205,285	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,297	$218,227	$219,232	$218,396	$217,159	—	1
Loans:
Loans retained	204,462	205,113	205,603	204,239	201,966	—	1
Loans held-for-sale and loans at fair value	1,634	1,610	1,617	1,381	406	1	302
Total loans	$206,096	$206,723	$207,220	$205,620	$202,372	—	2
Core loans	205,949	206,561	207,052	205,440	202,161	—	2
Client deposits and other third-party liabilities	167,260	169,174	168,169	170,745	175,618	(1)	(5)
Equity	22,000	20,000	20,000	20,000	20,000	10	10

Average loans by client segment
Middle Market Banking	$56,723	$57,004	$57,258	$57,346	$56,754	—	—
Corporate Client Banking	48,141	48,167	49,004	48,150	45,760	—	5
Commercial Real Estate Banking (a)	100,264	100,320	99,627	98,601	98,398	—	2
Other (a)	968	1,232	1,331	1,523	1,460	(21)	(34)
Total Commercial Banking loans	$206,096	$206,723	$207,220	$205,620	$202,372	—	2

Headcount	11,033	11,042	10,937	10,579	10,372	—	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$11	$37	$(18)	$34	$—	(70)	NM

Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	544	511	452	546	666	6	(18)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	5	—	—	—	—
Total nonaccrual loans	544	511	457	546	666	6	(18)

Assets acquired in loan satisfactions	—	2	2	2	1	NM	NM
Total nonperforming assets	544	513	459	548	667	6	(18)
Allowance for credit losses:
Allowance for loan losses	2,766	2,682	2,619	2,622	2,591	3	7
Allowance for lending-related commitments	250	254	249	243	263	(2)	(5)
Total allowance for credit losses	3,016	2,936	2,868	2,865	2,854	3	6

Net charge-off/(recovery) rate (c)	0.02%	0.07%	(0.03)%	0.07%	—%
Allowance for loan losses to period-end loans retained	1.35	1.31	1.28	1.27	1.28
Allowance for loan losses to nonaccrual loans retained (b)	508	525	579	480	389
Nonaccrual loans to period-end total loans	0.26	0.25	0.22	0.26	0.32

(a)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

(b)
Allowance for loan losses of $132 million, $92 million, $105 million, $126 million and $116 million was held against nonaccrual loans retained at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,416	$2,548	$2,563	$2,532	$2,528	(5)%	(4)%
All other income	177	(6)	117	155	102	NM	74
Noninterest revenue	2,593	2,542	2,680	2,687	2,630	2	(1)
Net interest income	896	897	879	885	876	—	2
TOTAL NET REVENUE	3,489	3,439	3,559	3,572	3,506	1	—

Provision for credit losses	2	13	23	2	15	(85)	(87)

NONINTEREST EXPENSE
Compensation expense	1,462	1,383	1,391	1,329	1,392	6	5
Noncompensation expense	1,185	1,238	1,194	1,237	1,189	(4)	—
TOTAL NONINTEREST EXPENSE	2,647	2,621	2,585	2,566	2,581	1	3

Income before income tax expense	840	805	951	1,004	910	4	(8)
Income tax expense	179	201	227	249	140	(11)	28
NET INCOME	$661	$604	$724	$755	$770	9	(14)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,761	$1,723	$1,827	$1,826	$1,787	2	(1)
Wealth Management	1,728	1,716	1,732	1,746	1,719	1	1
TOTAL NET REVENUE	$3,489	$3,439	$3,559	$3,572	$3,506	1	—

FINANCIAL RATIOS
ROE	25%	26%	31%	33%	34%
Overhead ratio	76	76	73	72	74
Pretax margin ratio:
Asset Management	23	25	27	28	26
Wealth Management	25	22	26	28	26
Asset & Wealth Management	24	23	27	28	26

Headcount	24,347	23,920	23,747	23,141	23,268	2	5

Number of Wealth Management client advisors	2,877	2,865	2,808	2,644	2,640	—	9

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$165,865	$170,024	$166,716	$161,474	$158,439	(2)%	5%
Loans	143,750	147,632	143,162	138,606	136,030	(3)	6
Core loans	143,750	147,632	143,162	138,606	136,030	(3)	6
Deposits	143,348	138,546	130,497	131,511	147,238	3	(3)
Equity	10,500	9,000	9,000	9,000	9,000	17	17

SELECTED BALANCE SHEET DATA (average)
Total assets	$167,358	$166,353	$161,982	$158,244	$154,345	1	8
Loans	145,406	144,434	140,558	136,710	132,634	1	10
Core loans	145,406	144,434	140,558	136,710	132,634	1	10
Deposits	138,235	132,486	133,021	139,557	144,199	4	(4)
Equity	10,500	9,000	9,000	9,000	9,000	17	17

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$4	$3	$11	$(5)	$1	33	300
Nonaccrual loans	285	263	285	323	359	8	(21)
Allowance for credit losses:
Allowance for loan losses	325	326	317	304	301	—	8
Allowance for lending-related commitments	18	16	15	15	13	13	38
Total allowance for credit losses	343	342	332	319	314	—	9
Net charge-off/(recovery) rate	0.01%	0.01%	0.03%	(0.01)%	—%
Allowance for loan losses to period-end loans	0.23	0.22	0.22	0.22	0.22
Allowance for loan losses to nonaccrual loans	114	124	111	94	84
Nonaccrual loans to period-end loans	0.20	0.18	0.20	0.23	0.26

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2019
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2019	2018	2018	2018	2018	2018	2018
Assets by asset class
Liquidity	$476	$480	$463	$448	$432	(1)%	10%
Fixed income	495	464	457	452	467	7	6
Equity	427	384	452	435	432	11	(1)
Multi-asset and alternatives	698	659	705	693	685	6	2
TOTAL ASSETS UNDER MANAGEMENT	2,096	1,987	2,077	2,028	2,016	5	4
Custody/brokerage/administration/deposits	801	746	790	771	772	7	4
TOTAL CLIENT ASSETS	$2,897	$2,733	$2,867	$2,799	$2,788	6	4

Memo:
Alternatives client assets (a)	$172	$171	$172	$172	$169	1	2

Assets by client segment
Private Banking	$597	$552	$576	$551	$537	8	11
Institutional	943	926	945	934	937	2	1
Retail	556	509	556	543	542	9	3
TOTAL ASSETS UNDER MANAGEMENT	$2,096	$1,987	$2,077	$2,028	$2,016	5	4

Private Banking	$1,371	$1,274	$1,339	$1,298	$1,285	8	7
Institutional	965	946	967	956	958	2	1
Retail	561	513	561	545	545	9	3
TOTAL CLIENT ASSETS	$2,897	$2,733	$2,867	$2,799	$2,788	6	4

Assets under management rollforward
Beginning balance	$1,987	$2,077	$2,028	$2,016	$2,034
Net asset flows:
Liquidity	(5)	21	14	17	(21)
Fixed income	19	8	3	(7)	(5)
Equity	(6)	(6)	1	2	5
Multi-asset and alternatives	(3)	(5)	4	9	16
Market/performance/other impacts	104	(108)	27	(9)	(13)
Ending balance	$2,096	$1,987	$2,077	$2,028	$2,016

Client assets rollforward
Beginning balance	$2,733	$2,867	$2,799	$2,788	$2,789
Net asset flows	9	30	33	11	14
Market/performance/other impacts	155	(164)	35	—	(15)
Ending balance	$2,897	$2,733	$2,867	$2,799	$2,788

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
INCOME STATEMENT
REVENUE
Principal transactions	$(62)	$(204)	$(161)	$83	$(144)	70%	57%
Investment securities gains/(losses)	13	(24)	(46)	(80)	(245)	NM	NM
All other income	57	185	30	139	204	(69)	(72)
Noninterest revenue	8	(43)	(177)	142	(185)	NM	NM
Net interest income	417	170	74	(62)	(47)	145	NM
TOTAL NET REVENUE (a)	425	127	(103)	80	(232)	235	NM

Provision for credit losses	2	(1)	2	(1)	(4)	NM	NM

NONINTEREST EXPENSE (b)	211	508	28	279	87	(58)	143
Income/(loss) before income tax expense/(benefit)	212	(380)	(133)	(198)	(315)	NM	NM
Income tax expense/(benefit)	(39)	197	12	(62)	68	NM	NM
NET INCOME/(LOSS)	$251	$(577)	$(145)	$(136)	$(383)	NM	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	511	275	186	87	(38)	86	NM
Other Corporate	(86)	(148)	(289)	(7)	(194)	42	56
TOTAL NET REVENUE	$425	$127	$(103)	$80	$(232)	235	NM

NET INCOME/(LOSS)
Treasury and CIO	334	175	96	(153)	(187)	91	NM
Other Corporate	(83)	(752)	(241)	17	(196)	89	58
TOTAL NET INCOME/(LOSS)	$251	$(577)	$(145)	$(136)	$(383)	NM	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$796,615	$771,787	$742,693	$746,716	$779,962	3	2
Loans	1,885	1,597	1,556	1,720	1,724	18	9
Core loans (c)	1,885	1,597	1,556	1,720	1,689	18	12

Headcount	37,502	37,145	36,686	35,877	35,368	1	6

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$13	$(24)	$(46)	$(80)	$(245)	NM	NM
Available-for-sale (“AFS”) investment securities (average)	226,605	211,997	197,230	200,232	204,323	7	11
Held-to-maturity (“HTM”) investment securities (average)	31,082	31,466	31,232	30,304	34,020	(1)	(9)
Investment securities portfolio (average)	$257,687	$243,463	$228,462	$230,536	$238,343	6	8
AFS investment securities (period-end)	234,832	228,681	198,523	200,434	207,703	3	13
HTM investment securities (period-end)	30,849	31,434	31,368	31,006	29,042	(2)	6
Investment securities portfolio (period-end)	$265,681	$260,115	$229,891	$231,440	$236,745	2	12

(a)
Included tax-equivalent adjustments, driven by tax-exempt income from municipal bond investments, of $86 million, $95 million, $94 million, $95 million and $98 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(b)
Included legal expense/(benefit) of $(90) million, $(16) million, $(175) million, $(8) million and $(42) million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(c)
Average core loans were $1.6 billion for the three months ended March 31, 2019, December 31, 2018, September 30, 2018 and March 31, 2018, respectively, and $1.7 billion for the three months ended June 30, 2018.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Mar 31, 2019
							Change
	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2019	2018	2018		2018	2018	2018	2018
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$336,508	$349,603	$350,749		$347,610	$343,738	(4)%	(2)%
Loans - PCI	23,207	24,034	25,209		26,977	29,505	(3)	(21)
Total loans retained	359,715	373,637	375,958		374,587	373,243	(4)	(4)
Loans held-for-sale	4,199	95	104		110	152	NM	NM
Total consumer, excluding credit card loans	363,914	373,732	376,062		374,697	373,395	(3)	(3)

Credit card loans
Loans retained	150,515	156,616	147,856		145,221	140,348	(4)	7
Loans held-for-sale	12	16	25		34	66	(25)	(82)
Total credit card loans	150,527	156,632	147,881		145,255	140,414	(4)	7
Total consumer loans	514,441	530,364	523,943		519,952	513,809	(3)	—

Wholesale loans (b)
Loans retained	433,611	439,162	423,837		420,632	412,020	(1)	5
Loans held-for-sale and loans at fair value	8,193	15,028	6,538		7,830	8,595	(45)	(5)
Total wholesale loans	441,804	454,190	430,375		428,462	420,615	(3)	5

Total loans	956,245	984,554	954,318		948,414	934,424	(3)	2
Derivative receivables	50,333	54,213	60,062		58,510	56,914	(7)	(12)
Receivables from customers and other (c)	20,952	30,217	26,137		27,607	27,996	(31)	(25)
Total credit-related assets	1,027,530	1,068,984	1,040,517		1,034,531	1,019,334	(4)	1

Lending-related commitments
Consumer, excluding credit card	48,922	46,066	50,630		51,784	49,516	6	(1)
Credit card	626,922	605,379	600,728		592,452	588,232	4	7
Wholesale	384,957	387,813	397,316	(f)	401,757	384,275	(1)	—
Total lending-related commitments	1,060,801	1,039,258	1,048,674		1,045,993	1,022,023	2	4

Total credit exposure	$2,088,331	$2,108,242	$2,089,191		$2,080,524	$2,041,357	(1)	2

Memo: Total by category
Consumer exposure (d)	$1,190,305	$1,181,963	$1,175,456		$1,164,341	$1,151,698	1	3
Wholesale exposures (e)	898,026	926,279	913,735		916,183	889,659	(3)	1
Total credit exposure	$2,088,331	$2,108,242	$2,089,191		$2,080,524	$2,041,357	(1)	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent held-for-investment margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

(f)	The prior period amount has been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2019
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2019	2018	2018	2018	2018	2018	2018
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,389	$3,461	$3,636	$3,979	$4,260	(2)	(20)

Wholesale nonaccrual loans
Loans retained	1,570	1,150	994	1,156	1,594	37	(2)
Loans held-for-sale and loans at fair value	313	220	14	175	29	42	NM
Total wholesale nonaccrual loans	1,883	1,370	1,008	1,331	1,623	37	16

Total nonaccrual loans	5,272	4,831	4,644	5,310	5,883	9	(10)

Derivative receivables	44	60	90	112	132	(27)	(67)
Assets acquired in loan satisfactions	300	299	300	345	349	—	(14)
Total nonperforming assets	5,616	5,190	5,034	5,767	6,364	8	(12)
Wholesale lending-related commitments (d)	455	469	252	712	746	(3)	(39)
Total nonperforming exposure	$6,071	$5,659	$5,286	$6,479	$7,110	7	(15)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.55%	0.49%	0.49%	0.56%	0.63%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.93	0.93	0.97	1.06	1.14
Total wholesale nonaccrual loans to total
wholesale loans	0.43	0.30	0.23	0.31	0.39

(a)
At March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $2.2 billion, $2.6 billion, $2.9 billion, $3.3 billion and $4.0 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $69 million, $75 million, $78 million, $84 million and $94 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Included nonaccrual loans held-for-sale of $34 million at March 31, 2018. There were no nonaccrual loans held-for-sale in all other periods presented.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,445	$13,128	$13,250	$13,375	$13,604	2%	(1)%
Net charge-offs:
Gross charge-offs	1,642	1,532	1,459	1,718	1,640	7	—
Gross recoveries	(281)	(296)	(426)	(466)	(305)	5	8
Net charge-offs	1,361	1,236	1,033	1,252	1,335	10	2
Write-offs of PCI loans (a)	50	36	58	73	20	39	150
Provision for loan losses	1,492	1,591	968	1,199	1,127	(6)	32
Other	7	(2)	1	1	(1)	NM	NM
Ending balance	$13,533	$13,445	$13,128	$13,250	$13,375	1	1

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,055	$1,097	$1,117	$1,107	$1,068	(4)	(1)
Provision for lending-related commitments	3	(43)	(20)	11	38	NM	(92)
Other	—	1	—	(1)	1	NM	NM
Ending balance	$1,058	$1,055	$1,097	$1,117	$1,107	—	(4)

Total allowance for credit losses	$14,591	$14,500	$14,225	$14,367	$14,482	1	1

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.13%	0.09%	0.01%	(0.06)%	0.16%
Credit card retained loans	3.23	2.93	2.91	3.27	3.32
Total consumer retained loans	1.02	0.91	0.82	0.86	1.04
Wholesale retained loans	0.04	0.03	(0.04)	0.14	0.02
Total retained loans	0.58	0.52	0.43	0.54	0.59
Consumer retained loans, excluding credit card and
PCI loans	0.13	0.10	0.01	(0.07)	0.17
Consumer retained loans, excluding PCI loans	1.07	0.95	0.86	0.91	1.10
Total retained, excluding PCI loans	0.59	0.53	0.45	0.56	0.61

Memo: Average retained loans
Consumer retained, excluding credit card loans	$370,777	$374,686	$375,742	$374,377	$372,739	(1)	(1)
Credit card retained loans	151,120	150,574	146,244	142,685	142,830	—	6
Total average retained consumer loans	521,897	525,260	521,986	517,062	515,569	(1)	1
Wholesale retained loans	434,660	426,594	420,597	414,980	404,859	2	7
Total average retained loans	$956,557	$951,854	$942,583	$932,042	$920,428	—	4

Consumer retained, excluding credit card and
PCI loans	$347,145	$350,053	$349,367	$345,601	$342,690	(1)	1
Consumer retained, excluding PCI loans	498,265	500,627	495,611	488,286	485,520	—	3
Total retained, excluding PCI loans	932,925	927,218	916,205	903,263	890,376	1	5

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2019
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2019	2018	2018	2018	2018	2018	2018
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$151	$196	$204	$226	$266	(23)%	(43)%
Formula-based	2,208	2,162	2,154	2,130	2,089	2	6
PCI	1,738	1,788	1,824	2,132	2,205	(3)	(21)
Total consumer, excluding credit card	4,097	4,146	4,182	4,488	4,560	(1)	(10)
Credit card
Asset-specific (b)	461	440	421	402	393	5	17
Formula-based	4,722	4,744	4,613	4,482	4,491	—	5
Total credit card	5,183	5,184	5,034	4,884	4,884	—	6
Total consumer	9,280	9,330	9,216	9,372	9,444	(1)	(2)
Wholesale
Asset-specific (a)	417	297	280	318	474	40	(12)
Formula-based	3,836	3,818	3,632	3,560	3,457	—	11
Total wholesale	4,253	4,115	3,912	3,878	3,931	3	8
Total allowance for loan losses	13,533	13,445	13,128	13,250	13,375	1	1
Allowance for lending-related commitments	1,058	1,055	1,097	1,117	1,107	—	(4)
Total allowance for credit losses	$14,591	$14,500	$14,225	$14,367	$14,482	1	1

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.14%	1.11%	1.11%	1.20%	1.22%
Credit card allowance to total credit card retained loans	3.44	3.31	3.40	3.36	3.48
Wholesale allowance to total wholesale retained loans	0.98	0.94	0.92	0.92	0.95
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.06	1.01	0.99	1.00	1.04
Total allowance to total retained loans	1.43	1.39	1.39	1.41	1.44
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	121	120	115	113	108
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	168	179	175	163	146
Wholesale allowance to wholesale retained nonaccrual loans	271	358	394	335	247
Total allowance to total retained nonaccrual loans	273	292	284	258	230

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.70	0.67	0.67	0.68	0.69
Total allowance to total retained loans	1.28	1.23	1.23	1.22	1.25
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	70	68	65	59	56
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	133	140	135	121	108
Total allowance to total retained nonaccrual loans	238	253	244	217	192

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, refer to footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.

(d)In addition to reviewing net interest income and the net interest yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
NET INTEREST INCOME EXCLUDING CIB’s MARKETS
Net interest income - managed basis(a)(b)	$14,596	$14,509	$14,062	$13,646	$13,470	1%	8%
Less: CIB Markets net interest income	624	599	704	754	1,030	4	(39)
Net interest income excluding CIB Markets(a)	$13,972	$13,910	$13,358	$12,892	$12,440	—	12

Average interest-earning assets	$2,313,103	$2,270,170	$2,220,258	$2,222,277	$2,203,413	2%	5%
Less: Average CIB Markets interest-earning assets	663,389	621,451	613,737	611,432	591,547	7	12
Average interest-earning assets excluding CIB Markets	$1,649,714	$1,648,719	$1,606,521	$1,610,845	$1,611,866	—	2

Net interest yield on average interest-earning assets - managed basis	2.56%	2.54%	2.51%	2.46%	2.48%
Net interest yield on average CIB Markets interest-earning assets	0.38%	0.38%	0.46%	0.49%	0.71%
Net interest yield on average interest-earning assets excluding CIB Markets	3.43%	3.35%	3.30%	3.21%	3.13%
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) For a reconciliation of net interest income on a reported and managed basis, refer to reconciliation from reported U.S. GAAP results to managed basis on page 7.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.